VOYA SEPARATE PORTFOLIOS TRUST

Voya Investment Grade Credit Fund

Voya Securitized Credit Fund

(together, the “Funds”)

Supplement dated November 29, 2024

to the Funds’ current Statement of Additional Information,

dated July 31, 2024

(the “SAI”)

Effective immediately, the SAI is revised as follows:

1.The table in the sub-section of the SAI entitled “Portfolio Management – Ownership of Securities” is deleted in its entirety and replaced with the following:

Portfolio	Investment	Fund(s) Managed by the Portfolio Manager	Dollar Range of
Manager	Adviser or Sub-		Fund Shares Owned
Adviser
Jonathan Abshire,	Voya IM	Voya Securitized Credit Fund	None
CFA1
David Goodson2	Voya IM	Voya Securitized Credit Fund	None

Anil Katarya, CFA3	Voya IM	Voya Investment Grade Credit Fund	None

Travis King, CFA4	Voya IM	Voya Investment Grade Credit Fund	None

1In addition to the investments shown in this table, Mr. Abshire has allocated a dollar range of $10,001-$50,000 in fund shares to an investment option that tracks the performance of Voya Securitized Credit Fund.

2In addition to the investments shown in this table, Mr. Goodson has allocated a dollar range of $100,001-$500,000 in fund shares to an investment option that tracks the performance of Voya Securitized Credit Fund.

3In addition to the investments shown in this table, Mr. Katarya has allocated a dollar range of $10,001-$50,000 in fund shares to an investment option that tracks the performance of Voya Investment Grade Credit Fund.

4In addition to the investments shown in this table, Mr. King has allocated a dollar range of $10,001-$50,000 in fund shares to an investment option that tracks the performance of Voya Investment Grade Credit Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE